ZURICH MONEY FUNDS                  ZURICH YIELDWISE FUNDS
   Zurich Money Market Fund            Zurich Yieldwise Money Fund
 Zurich Government Money Fund          Zurich Yieldwise Government Money Fund
  Zurich Tax-Free Money Fund            Zurich Yieldwise Municipal
                                               Money Fund
SUPPLEMENT TO PROSPECTUS
 DATED NOVEMBER 30, 1998               SUPPLEMENT TO PROSPECTUS
                                        DATED NOVEMBER 30, 1998
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The following disclosure supplements the disclosure in the "Exchanging Shares --
Automatic Exchange Plan" section of each prospectus.

Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Effective June 1, 1999, in addition to the current limits on exchanges of shares, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper Fund and therefore may be subject to the 15-Day Hold Policy.



April 28, 1999